INVENTORIES - Components of inventory at net realizable value (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2019	Dec. 31, 2018
INVENTORIES
Finished products	R$ 3,302,569	R$ 3,985,964
Work in progress	1,426,607	1,688,794
Raw materials	1,611,334	2,296,074
Storeroom supplies	974,412	784,517
Imports in transit	384,123	426,044
Allowance for adjustments to net realizable value	(39,308)	(13,704)
Total current inventories	R$ 7,659,737	R$ 9,167,689